MF Global Bankruptcy	12 Months Ended
Dec. 31, 2012
MF Global Bankruptcy [Abstract]
MF Global Bankruptcy

Note 5. MF Global Bankruptcy

On October 31, 2011, MF Global Inc. (MF Global), the Company’s clearing broker at that time, reported to the Securities Exchange Commission (SEC) and the Commodity Futures Trading Commission (CFTC) possible deficiencies in customer segregated accounts held at the firm. As a result, the SEC and CFTC determined that a liquidation led by the Securities Investor Protection Corporation (SIPC) would be the safest and most prudent course of action to protect customer accounts and assets, and a SIPC-led liquidation commenced. The Company held assets in customer segregated and secured amount accounts on deposit as required to support futures positions at MF Global as of October 31, 2011.

On November 21, 2011, the liquidation trustee for MF Global (the Trustee) made a statement that the apparent shortfall in MF Global segregated funds could be as much as $1.2 billion. In light of the foregoing, the inherent uncertainty in the timing and results of the liquidation process from the bankruptcy proceedings, and after consultation with professional advisors, the Managing Member made the decision to account for the Company’s estimated exposure to such shortfall by taking a reserve, in accordance with GAAP, of $7,330,679 or 2.33% of the members’ equity of the Total Index Series and $486,844 or 3.17% of the members’ equity of the Agricultural Sector Series. The amount of the receivable from MF Global increased from December 31, 2011 due to foreign currency conversions recorded in January 2012 of $157,344, and was reduced by a distribution by the Trustee of $826,971 in September 2012.

On November 1, 2012, the Company sold its MF Global claims for both the Total Index Series and the Agricultural Sector Series. The US trading account claims (4d) were sold for 97.75% of the total claim amount and the foreign futures trading accounts (30.7) were sold for 92.75% of the total claim amount. The sale amount of the claims was recorded on October 31, 2012 and the proceeds were received on November 2, 2012 for both the Total Index Series and Agricultural Sector Series in the amounts of $16,047,085 and $1,339,829, respectively. As a result of the sale of the MF Global claims the MF Global gain recorded in 2012 was $5,688,660 and $347,629 for the Total Index Series and Agricultural Sector Series, respectively. Redeemed investors that invested in either series prior to October 31, 2011 were paid their pro rata share of the claims sale proceeds.

Given the adverse impact of the MF Global liquidation and surrounding events, the Company issued separate classes of Interests to Members (Class B Interests) who invest in the Total Index Series or the Agricultural Sector Series on or after November 1, 2011. Members in these separate classes of Interests did not participate in any losses related to the MF Global liquidation nor did they participate in the recoveries from MF Global or the reversals of any reserves or losses taken related to the MF Global liquidation. The Class A Interests, a separate class of Interests issued to Members prior October 31, 2011 are no longer being offered.